UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 18, 2010

SAKS INCORPORATED

Tennessee	1-13113	62-0331040
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

12 East 49th Street, New York, New York 10017

(212) 940-5305

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

This Current Report on Form 8-K is being filed to incorporate by reference exhibits into the effective shelf registration statement of Saks Incorporated (the “Company”) on Form S-3, Registration No. 333-160914, the prospectus dated August 13, 2009 included therein, and the prospectus supplement relating thereto dated November 18, 2010 in connection with the resale of 890,000 shares (the “Shares”) of the Company's common stock, par value $0.10 per share, by the Saks Fifth Avenue Pension Plan Trust, a trust holding the assets of the defined benefit pension plan of the Company and its subsidiaries (the “Trust”).  The Shares were newly issued shares that were contributed to the Trust in a private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2010	SAKS INCORPORATED

	By:	/s/ Ann Robertson
	Name:	Ann Robertson
	Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (counsel) (included in Exhibit 5.1)